UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 3, 2006
Date of Earliest Event Being Reported: April 3, 2006
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
On April 3, 2006, Office Depot, Inc. increased its ownership in Office Depot Israel, Ltd. from 22% to 51% through the acquisition of the shares of an individual shareholder of Office Depot Israel, Ltd. As a majority-owned subsidiary, Office Depot now will consolidate the financial results of Office Depot Israel, Ltd with those of Office Depot, Inc. Office Depot Israel Ltd. currently operates 33 stores in the State of Israel and has annual sales of over $100 million.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: April 3, 2006	By:	/S/ DAVID C. FANNIN
David C. Fannin
Executive Vice President and General Counsel

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